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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549




                                   FORM 8-K
                                CURRENT REPORT




                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): January 24, 2001




                            McDONALD'S CORPORATION
            (Exact name of Registrant as specified in its Charter)



        Delaware                       1-5231                    36-2361282
(State of Incorporation)        (Commission File No.)          (IRS Employer
                                                            Identification No.)



                             One McDonald's Plaza
                           Oak Brook, Illinois 60523
                                (630) 623-3000
           (Address and Phone Number of Principal Executive Offices)
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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(c)  Exhibit
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     (99)  Press Release dated January 24, 2001 -- McDonald's Reports Global
           Results
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            McDONALD'S CORPORATION

                                            (Registrant)



Date: February 1, 2001                      By: /s/ Gloria Santona
                                            ------------------------------------
                                            Gloria Santona
                                            Vice President, U.S. General Counsel
                                            and Secretary